NUMBER

BRKR4024

BRUKER

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED: 260,000,000 COMMON SHARES,
$0 01 PAR VALUE PER SHARE

SHARES

CUSIP 116794 10 8

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies That

SPECIMEN

is the owner of

Fully Paid and Non-Assessable Common Stock, $0.01 Par Value of

BRUKER CORPORATION

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated.

BRUKER CORPORATION
CORPORATE
SEAL
DELAWARE

CHAIRMAN, PRESIDENT & CEO

TREASURER

Countersigned
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
6201 15th Avenue, 2nd Floor
Brooklyn, NY 11219

By ______________________
Transfer Agent and Registrar Authorized Officer

© Mountain Financial Print & Design, LLC

BRUKER CORPORATION

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______
(State)

Additional abbreviations may also be used though not in the above list

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED, ______ hereby sell, assign and transfer unto

______

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______

______

______

______ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______ Attorney to transfer

the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ______ 20 ______.

Signature: X ______

Signature(s) Guaranteed:

Signature: X ______

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S E C RULE 17Ad-15